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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation of our report, dated May 19, 2000, included in this Form 10-KSB in the previously filed Registration Statements of Soligen Technologies, Inc. on Form S-8 (No. 333-62255).


/s/  SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP


Los Angeles, California
June 12, 2000